UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2026

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

379 Interpace Parkway Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 5, 2026, Avis Budget Group, Inc. (the “Company”) was paid a settlement amount of $650,000,000 in cash (the “Settlement Amount”), pursuant to the previously reported Settlement and Release Agreement entered into on June 19, 2026 with Pentwater Capital Management LP and certain affiliated persons (“Pentwater”), to settle the Company’s lawsuit against Pentwater for the recovery of short-swing profits under Section 16(b) of the Securities Exchange Act of 1934. The payment of the Settlement Amount was approved by the court and will be recognized in the Company’s fourth quarter financial statements.

The Company expects to use a portion of the Settlement Amount to repay the remaining $350 million outstanding principal amount of its 5.750% Senior Notes due 2027 prior to year end.

Forward-Looking Statements

Statements regarding the expected use of the Settlement Amount are “forward-looking statements” and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks and uncertainties include, but are not limited to, our expectations regarding the use of the Settlement Amount, which may be affected by changes in market conditions, our liquidity needs or other factors. Additional information concerning these and other important risks and uncertainties can be found in the Company’s filings with the SEC, including under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances. Nothing herein shall constitute a notice of redemption with respect to the 5.750% Senior Notes due 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: October 6, 2026